UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 4, 2024 (December 29, 2023)

CF ACQUISITION CORP. VII
(Exact name of registrant as specified in its charter)

Delaware	001-41166	85-1963781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street, New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CFFSU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CFFS	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for Class A common stock at an exercise price of $11.50 per share	CFFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The applicable information set forth in Item 5.07 below is incorporated by reference into this Item 5.02.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 29, 2023, CF Acquisition Corp. VII (the “Company”) held its 2023 annual meeting of stockholders for the fiscal year ended December 31, 2022 (the “Annual Meeting”). At the Annual Meeting, stockholders ratified the selection by the audit committee of the Company’s board of directors of WithumSmith+Brown, PC (“Withum”), to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”).

At the Annual Meeting, 19,196,081 shares of the Company’s Class A common stock, par value $0.0001 per share, and 120,000 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), were outstanding and entitled to vote on the Auditor Ratification Proposal, which required the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including stockholders who voted online) or by proxy at the Annual Meeting and entitled to vote thereon.

The voting results were as follows:

For	Against	Abstain
16,485,066	0	0

Additionally, in connection with the Annual Meeting and pursuant to the Company’s amended and restated certificate of incorporation (as amended and currently in effect, the “Charter”), the holders of the Class B Common Stock re-elected Mr. Howard W. Lutnick, Mr. Robert Sharp and Ms. Natasha Cornstein as Class II directors of the Company’s board of directors. Mr. Lutnick, Mr. Sharp and Ms. Cornstein were elected to serve until the fourth annual meeting of the Company’s stockholders following the effectiveness of the Charter, or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. The biographies and committee assignments of Mr. Lutnick, Mr. Sharp and Ms. Cornstein and any material plan, contract or arrangement (whether or not written) to which any of Mr. Lutnick, Mr. Sharp or Ms. Cornstein is a party in connection with their directorship can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the U.S. Securities and Exchange Commission on March 31, 2023, the applicable disclosure of which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF ACQUISITION CORP. VII

By:	/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chief Executive Officer

Date: January 4, 2024

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